                        INTERNATIONAL ELECTRONICS, INC.
                              427 Turnpike Street
                          Canton, Massachusetts 02021

                           ________________________

                   Notice of Special Meeting in Lieu of the
                        Annual Meeting of Shareholders
                           ________________________


     Notice is hereby given that a Special Meeting in Lieu of the Annual Meeting of Shareholders of International Electronics, Inc., a Massachusetts corporation (the "Company") will be held at the offices of Cohan, Rasnick, Myerson & Marcus LLP, One State Street, Boston, Massachusetts at 10:00 a.m., local time, on Thursday, March 29, 2001, for the following purposes:

  1. To elect a Class 1 Director to serve for three years and until his successor is chosen and qualified.

  2. To transact such other business as may come before the meeting.

     Only shareholders of record at the close of business on February 9, 2001, are entitled to notice of and to vote at the meeting.

     Please complete, sign, and date the enclosed proxy, and mail it as promptly as possible in the enclosed self-addressed envelope. If you attend the meeting and desire to vote in person, the proxy will not be used.

                                      By order of the Board of Directors,

                                      Peter Myerson, Clerk

Canton, Massachusetts
February 23, 2001

                        INTERNATIONAL ELECTRONICS, INC.
                              427 Turnpike Street
                          Canton, Massachusetts 02021


                           ------------------------

                                Proxy Statement

                           ------------------------

     The accompanying proxy is solicited by the Board of Directors of International Electronics, Inc., a Massachusetts corporation (the "Company") for use at a Special Meeting in Lieu of the Annual Meeting of Shareholders to be held March 29, 2001.

                              PROXY SOLICITATION

     Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted as specified, or if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time prior to the meeting by written notice given to the Clerk of the Company. No dissenter to any action proposed will have any right to appraisal as a result of voting against a proposed action. The cost of this solicitation shall be borne by the Company. Solicitation of the Proxies by telephone or in person may be made by the Company's Directors, Officers or other employees, but any such solicitations will be carried on during working hours and for no additional cost, other than the time expended and telephone charges in making such solicitations. The approximate date on which this Proxy Statement and the accompanying proxy card will be mailed to shareholders is February 23, 2001.

                      INFORMATION AS TO VOTING SECURITIES

     Each outstanding share of the Company's common stock, $.01 par value per share, is entitled to one vote. Only shareholders of record at the close of business on February 9, 2001 will be entitled to vote at the meeting. On that date, there were 1,539,980 shares of common stock of the Company outstanding.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     Set forth below is information concerning ownership of the Company's common stock as of January 31, 2001, (i) by all persons known by the Company to own beneficially 5% or more of the outstanding common stock, (ii) by each director and Named Executive Officer of the Company and (iii) by all directors and executive officers as a group.

                                                           Percent of
                                             Number of    Common Stock
                   Name                     Shares/(1)/       Owned
                   ----                     -----------   ------------
Executive Officers and Directors:

     John Waldstein                         246,381/(2)/          14.8%
     c/o International Electronics, Inc.
     427 Turnpike Street
     Canton, Massachusetts

     James Brierley                          36,326/(5)/           2.3%
     c/o International Electronics, Inc.
     427 Turnpike Street
     Canton, Massachusetts

                                                               Percent of
                                                 Number of    Common Stock
                     Name                       Shares/(1)/       Owned
                     ----                       -----------   ------------
Executive Officers and Directors:

     Heath Paley                                 44,850/(3)/           2.9%
     c/o International Electronics, Inc.
     427 Turnpike Street
     Canton, Massachusetts

     Kenneth Moyes                               24,180/(6)/           1.6%
     526 Boston Post Road
     Wayland, Massachusetts

     Diane Balcom                                20,560/(4)/           1.3%
     1709 Boulevard of the Allies, Suite 100
     Pittsburgh, Pennsylvania

     Christopher Hentschel                       27,134/(7)/           1.7%
     c/o International Electronics, Inc.
     427 Turnpike Street
     Canton, Massachusetts

     All directors and executive officers
     as a group (6 persons)                     401,931/(8)/          22.7%

5% Shareholders:

     Warren Paley                               217,267               14.1%
     3 Mill Street
     New Baltimore, New York

     Steven Tannenbaum                          209,627/(9)/          13.6%
     125 Country Club Road
     Newton, Massachusetts

(1) Except as otherwise indicated below, the named owner has sole voting and investment power with respect to the shares set forth. No arrangements are known to the Company, which may result in a change in control. The number of shares shown does include shares which may be acquired through the exercise of options and warrants, which are exercisable currently or within sixty (60) days after January 31, 2001.

(2) Includes vested options and warrants to purchase an aggregate 122,375 shares of the Company's common stock granted at prices ranging from $.74- $2.12 per share. Includes 6,234 shares of common stock held by Mr. Waldstein's wife. Mr. Waldstein disclaims beneficial ownership of these shares.

(3) Includes vested options to purchase an aggregate 27,833 shares of the Company's common stock granted at prices ranging from $.75-$2.81 per share.

(4) Includes vested options and warrants to purchase an aggregate 11,500 shares of the Company's common stock granted to Diane Balcom and Balcom & Associates at prices ranging from $.72-$2.81 per share.

(5) Includes vested options to purchase an aggregate 28,750 shares of the Company's common stock granted at prices ranging from $1.35-$2.54 per share.

(6) Includes 4,000 shares of common stock held in trust for the benefit of Mr. Moyes' minor children. Mr. Moyes serves as co-trustee of two such trusts. Includes vested options to purchase an aggregate 6,500 shares of the Company's common stock at prices ranging from $1.17-$2.81 per share.

(7) Includes vested options to purchase an aggregate 25,500 shares of the Company's common stock at prices ranging from $.75-$2.54 per share.

(8) Includes vested options and warrants to purchase an aggregate 222,459 shares of the Company's common stock granted at prices ranging from $.72- $2.81 per share.

(9) With respect to 52,150 shares, Mr. Tannenbaum holds such shares jointly with his wife and has shared voting and investment power. With respect to 157,477 shares, Mr. Tannenbaum has sole voting and investment power.


                                 PROPOSAL ONE
                             ELECTION OF DIRECTOR

     Shares represented by proxies in the enclosed form, unless the proxies otherwise direct, will be voted as follows: (i) to elect Heath Paley to a three year term as the Class 1 Director to the Company's Board of Directors and until his successor is chosen and qualified.

     The following table sets forth the name and age of each executive officer, director and nominee of the Company. The narrative following the table describes the principal employment of each executive officer, director and nominee. For each person presently serving as director, the table sets forth the date on which he/she was first elected director.

                                                                                       Year
                                    Position with                   Director       Current Term        Class of
Name                       Age      the Company                     Since           Will Expire        Director
----                       ---      -------------                   -----           -----------        --------
John Waldstein             47       Chairman of the Board,           1982               2003              3
                                    President, Chief Executive
                                    Officer, Treasurer
                                    and Director

James C. Brierley, Jr.     49       Vice President of Sales             -                  -              -
                                    and Marketing

Christopher Hentschel      56       Vice President of                   -                  -              -
                                    Engineering

Heath Paley                52       Director                         1990               2001              1

Diane Balcom               58       Director                         1989               2002              2

Kenneth Moyes              44       Director                         1998               2002              2

     Directors of the Company hold office on the following basis and thereafter until their successors are chosen and qualified. Class 1 Directors will serve in office for a three year term beginning March 29, 2001. Class 2 Directors will serve in office for one year following the annual meeting scheduled for March 29, 2001, and thereafter will serve for three year terms. Class 3 Directors will serve in office for two years following the annual meeting scheduled for March 29, 2001, and thereafter will serve for three year terms.

     The officers of the Company hold office until their successors are chosen and qualified.

     The following is a summary of the background of those individuals listed in the above table:

     John Waldstein has been employed by the Company since 1978, has been Treasurer since March 1982, was Vice President between January 1983 and May 1988, Chief Operating Officer from February 1988 to May 1988, President and Chief Executive Officer since May 1988, and Chairman of the Board since November 1990. Mr. Waldstein is a graduate of Harvard College. See "Executive Compensation-Compensation on Involuntary Termination."

     James C. Brierley, Jr. has been employed by the Company since October 1995. Initially engaged as a consultant to develop a business strategy for the Company's line of industrial access control products, he was appointed Director of Sales and Marketing in October 1997 and was appointed Vice President of Sales and Marketing in April 1998. Prior to joining the Company, from September 1994 to September 1995, he was the Vice President of Product Marketing for The Shareholders Services Group, a division of First Data Corporation. From 1981 to June 1994, he was employed by Digital Equipment Corporation where he became Director of Product Management specializing in distributed database client server products. Prior to that, Mr. Brierley was a Certified Public Accountant with Coopers & Lybrand. See "Executive Compensation-Compensation on Involuntary Termination."

     Christopher Hentschel was appointed the Company's Vice President of Engineering in March 1995 and had previously been Chief Engineer since 1989. Before joining the Company, Mr. Hentschel was a founder and Vice President of Engineering of Guard Aware, Inc. Mr. Hentschel is a graduate of Wentworth Institute. See "Executive Compensation-Compensation on Involuntary Termination."

     Heath Paley became a member of the Board of Directors in 1990. Since May 1996, Mr. Paley has been a self-employed computer consultant. He had been the Company's Director of Management Information Systems from September 1994 until May 1996 and was the Company's Chief Operating Officer and Executive Vice President from June 1990 to August 1994. From 1983 to June 1990, Mr. Paley was President and a founder of Ecco Industries, Inc. From 1980 to 1983, he was President of the Maine Woods Shoe Division of Bennett Industries. Heath Paley is the son of Warren Paley. See "Certain Beneficial Owners and Management."

     Diane Balcom became a member of the Board of Directors in July 1989. Since October 1998, Ms. Balcom has been the Executive Director of the Pittsburgh Mercy Foundation. From September 1997 to September 1998, she held the position of Director of Development for Children's Hospital of Pittsburgh. From August 1994 to August 1997, Ms. Balcom was the Chapter Director of the Juvenile Diabetes Foundation of Western Pennsylvania. She has been an adviser to the Company on corporate and financial matters since 1985. From January 1989 to August 1994, Ms. Balcom operated a consulting practice, which provided services related to private and public financing for small and medium-sized companies. From March 1987 to January 1989, she served as Vice President and Chief Financial Officer for Environmental Diagnostics, Inc., a publicly held company. Prior to that, Ms. Balcom held various senior management positions in Corporate Finance and Research for 13 years with brokerage firms on the West Coast.

     Kenneth Moyes was appointed to the Board of Directors in October 1998. Since August 1994, Mr. Moyes has been the President and founder of EH Publishing, Inc., an information provider for the home systems industry. From January 1990 to May 1994, Mr. Moyes served as President and Chief Executive Officer of Arius, Inc., an international distributor of security products. During May 1995, Arius filed for bankruptcy. Prior to that, Mr. Moyes was employed by Geneva Merchant Bankers as a junior partner, founded Moyes and Company, a management consulting firm, and was a Certified Public Accountant with Peat, Marwick, Mitchell and Company.

     In September 1999, Mr. Waldstein received an option under the Company's non-qualified stock option plan (the "Plan") to purchase 12,500 shares of common stock at an exercise price of $ 1.77 per share. In November 1999, Messrs. Brierley and Hentschel each received options under the Plan to purchase 5,000 shares of common stock at an exercise price of $2.54 per share. All of the aforementioned options vest over a four-year period.

     During the fiscal year ending August 31, 2000, the Board of Directors held 7 meetings (including regularly scheduled, telephone, special meetings and actions by unanimous written consent).

     The Board of Directors has an Audit Committee. The Audit Committee is comprised of Kenneth Moyes, Heath Paley and Diane Balcom, the majority of whom are independent, as defined by the applicable listing standards of the National Association of Securities Dealers. The Audit Committee reviews the professional services provided by the Company's independent accountants, the independence of such accountants from the Company's management, the Company's annual and quarterly financial statements and the Company's system of internal accounting controls. The Audit Committee also reviews such other matters with respect to its accounting, auditing and financial reporting practices as it may find appropriate or may be brought to its attention.

     The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. Attached as Appendix B to this Proxy Statement is a report of the Audit Committee with respect to certain matters.

     The Company's Compensation Committee of the Board of Directors is comprised of Diane Balcom and Kenneth Moyes. The Compensation Committee is responsible for evaluating and approving the compensation arrangements for each of the Company's executive officers, including the granting of options to purchase shares of common stock under the Company's Stock Option Plans. The Compensation Committee, during the year ended August 31, 2000, held one meeting. The Company has no nominating committee.

     At the last annual meeting, shareholders elected a staggered Board of Directors for the ensuing year. The Board which was elected consisted of John Waldstein (Class 3 Director), Diane Balcom (Class 2 Director), Heath Paley (Class 1 Director) and Kenneth Moyes (Class 2 Director).

     A nominee may only be elected if the nominee receives a majority of the votes cast at a meeting at which at least a majority of the shares of the Company are represented in person or by proxy.

     The Board of Directors recommends that shareholders vote FOR the election of Heath Paley as the Class 1 Director on the Board of Directors to serve for a three year term and until his successor is chosen and qualified.

                            EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation for each of the last three fiscal years ended August 31, 2000, of the Company's President and Chief Executive Officer, and two other executive officers of the Company who received at least $100,000 of compensation during any of these years (the "Named Executive Officers"):

                          Summary Compensation Table

                                                                 Long-Term
                                                                Compensation
                                Annual Compensation(2)          ------------
                         --------------------------------         Options        All Other
Name                     Year   Salary   Commission/Bonus(3)      (Shares)     Compensation(1)
----                     ----   ------   -------------------      --------     ---------------
John Waldstein           2000  $145,217        $50,000              12,500        $16,234
President,               1999   141,014          7,000              29,500         16,233
Chief Executive Officer  1998   137,947         27,000              15,000         16,892

James Brierley, Jr.      2000   120,065          9,500               5,000              -
Vice President of        1999    99,959         16,000                   -              -
Sales and Marketing      1998    89,250         25,100              10,000              -

Christopher Hentschel    2000   105,196          6,000               5,000              -
Vice President of        1999    96,972          8,000               3,333              -
Engineering              1998    86,317          7,500               7,000              -

(1) Represents the cost of a split dollar whole life insurance policy with a face value of $1,005,000 as of August 31, 2000 and a long-term disability policy. The Company is a beneficiary of such life insurance policy to the extent of all premiums paid upon the death of John Waldstein. Mr. Waldstein may purchase this policy upon termination of his employment for the then current cash surrender value.

(2)  Does not include perquisites, which do not exceed 10% of annual salary.

(3) Amount represents commissions and/or bonus earned during the applicable year.

     The Company's Board of Directors, commencing in fiscal 1993, established an annual bonus plan for officers and certain key employees. The available funds for the plan shall be up to five percent of income before taxes. The final amount and subsequent distribution to employees shall be determined by the Company's Compensation Committee.

Options Granted During Fiscal 2000

     The following table sets forth certain information with respect to the grant of stock options in fiscal 2000 to any of the Named Executive Officers:


                            Individual Grants                                          Potential Realizable
                      -----------------------------                                      Value of Assumed
                       Number of       Percent of                                         Annual Rates of
                        Shares        Total Options                                         Stock Price
                      Underlying       Granted To       Exercise                         Appreciation for
                       Options         Employees         Price       Expiration         Option   Term (2)
Name                   Granted (1)      In Year        Per Share        Date             5%($)    10%($)
----                   -------          -------        ---------        ----             -----    ------
John Waldstein          12,500            26%            $1.77      Sept. 11, 2009      $13,914   $35,262
Chris Hentschel          5,000            10%             2.54       Nov. 11, 2009        7,987    20,241
James Brierley, Jr.      5,000            10%             2.54       Nov. 11, 2009        7,987    20,241

(1)  The options vest annually over a 4-year period from the date of grant.

(2) Amount represents hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. This table does not take into account any appreciation in the price of the common stock.

Compensation on Involuntary Termination

     John Waldstein has an employment contract with the Company which provides for certain compensation to be paid to him if he is discharged by the Company without cause, as defined, before the end of the term of his contract. Mr. Waldstein's employment contract provides for a continuous three year employment term with a current minimum annual salary of approximately $147,000, subject to adjustment for inflation. The salary and bonus of Mr. Waldstein is subject to performance reviews and annual adjustment as determined by the Company's Compensation Committee.

     If the employment of John Waldstein is terminated by the Company without cause, including a change in status as a result of an acquisition, merger or sale of assets (an "Acquisition"), the Company is obligated to pay at such termination an amount equal to his total salary and benefits to the conclusion of the contract period. In the event of an Acquisition of the Company, Mr. Waldstein's base salary shall increase to an annual salary of $175,000, subject to future adjustments for inflation. As of January 31, 2001, John Waldstein's current base salary to the conclusion of his contract period is approximately $441,000, plus future cost of living adjustments.

     After an Acquisition of the Company, provided Mr. Waldstein continues his employment for at least a six-month period, and he subsequently voluntarily resigns, he shall be paid severance of one year's compensation and benefits. For each additional six months that he works thereafter, he shall be paid severance of an additional six months compensation and benefits provided any such severance payments shall not exceed three years of compensation.

     The Company also has employment arrangements with certain key management (including Messrs. Brierley and Hentschel) that require salary and benefit continuation for one year in the event of a termination of such employment as a result of an Acquisition. As of January 31, 2001, the annual salaries of such management personnel represent an aggregate of $398,000.

Year End Option Table

     The following table sets forth the number and value of unexercised options held as of August 31, 2000 by the Named Executive Officers:

                  Aggregated Option Exercises In Last Fiscal
                    Year and Fiscal Year End Option Values

                                                                                                 Value of Unexercised
                            Shares                              Number of Unexercised           In-the-Money Options at
                          Acquired on         Value         Options at End of Fiscal 2000        End of Fiscal 2000 (1)
Name                       Exercise        Realized (3)     Exercisable     Unexercisable     Exercisable     Unexercisable
----                       --------        ------------     -----------     -------------     -----------     -------------
John Waldstein (2)          11,667            $10,296         114,375          44,625           $138,990         $42,712
James Brierley, Jr.              -                  -          25,000           5,000             25,888           5,438
Christopher Hentschel            -                  -          21,667           6,000             23,581           5,799

(1) Difference between the fair market value of the underlying common stock on November 6, 2000 and the exercise price.

(2) Includes warrants to purchase an aggregate of 35,000 shares of common stock. See Note 9 to the Consolidated Financial Statements.

(3) Difference between fair market value of the underlying common stock on the date of exercise and the exercise price, multiplied by the number of shares issued upon exercise.

Compensation of Directors

     Directors who are not officers receive $500 for each Board of Directors meeting and $500 for each Committee meeting that they attend in person or by telephone conference call. For the fiscal year ended August 31, 2000, directors' fees were paid in the amounts of $4,500 to Ms. Balcom, $3,500 to Mr. Moyes, and $4,000 to Mr. Paley. In March 2000, each of the Company's three non-employee directors received options under the Company's non-qualified stock option plan to purchase 2,000 shares of common stock at an exercise price of $2.81. These options are fully vested after one year, provided the Directors continue to provide service to the Company.

Other Matters

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership with the Securities and Exchange Commission ("SEC") and NASD. Executive officers, directors, and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that all filing requirements applicable under Section 16(a) to its executive officers, directors and 10% stockholders were complied with for fiscal 2000.

                             INDEPENDENT AUDITORS

     Deloitte & Touche LLP has served as the Company's independent auditors since 1982. The Company's management anticipates that Deloitte & Touche LLP will also serve as the Company's auditors in connection with the financial statements to be prepared for the fiscal year ending August 31, 2001. No representative of Deloitte & Touche LLP is expected to attend the meeting of Shareholders.

                           PROPOSALS BY SHAREHOLDERS

     Any Shareholder who wishes to include a proposal for presentation at the next annual meeting of the Company must send such proposal to the Company and such proposal must be received by the Company no later than October 26, 2001. Any proposal submitted by a Shareholder must comply with the provision of Rule 14A-8 of the Exchange Act of 1934 as amended.

                                 OTHER MATTERS

     As of the date hereof, the Company has not been informed of any matters to be presented for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons named therein.

                             FINANCIAL STATEMENTS

     A copy of the Company's Annual Report for the fiscal year ending August 31, 2000 and the Company's Form 10-QSB for the quarter ending November 30, 2000 is being mailed to all shareholders herewith. The Annual Report and the Company's Form 10-QSB are not to be regarded as proxy solicitation material.

     Shareholders are urged to sign the enclosed form of proxy and return it at once in the envelope enclosed for that purpose.

                                      By Order of the Board of Directors,

                                      Peter Myerson, Clerk

Canton, Massachusetts
February 23, 2001

                                  APPENDIX A

                        INTERNATIONAL ELECTRONICS, INC.

                            AUDIT COMMITTEE CHARTER


Purpose

     The primary purpose of the Audit Committee is to assist the Board of Directors of the Corporation in fulfilling its oversight responsibilities to its stockholders and to the investment community by reviewing the financial reports and other financial information provided by the Corporation to its stockholders, to any governmental body or to the public; the Corporation's systems of internal control; and the Corporation's auditing, accounting and financial reporting processes generally. The Committee will maintain free and open communication among the Audit Committee, the independent auditors and management of the Corporation. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and the power to retain outside counsel or other experts for this purpose.

Composition

     The Committee shall be appointed by the Board of Directors of the Corporation and shall comprise three directors, at least two of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. If a non-independent director is appointed to the Audit Committee, it will be because it is determined that it will be in the best interest of the Corporation for such director to be a member of the Audit Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

Meetings

     The Committee shall meet periodically with management and the independent accountants, or in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone and may delegate specific functions to one or more of its members.

Responsibilities and Duties

     To fulfill its purpose, the Committee shall:

     Review Charter and Financial Statements

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements and any report of other financial information submitted to the stockholders, any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants. The Committee is not responsible for preparing the Corporation's financial statements or auditing those financial statements.

     Independent Accountants

     3. Recommend to the Board of Directors the selection of the independent accountants, after considering their independence. On an annual basis, the Committee should review and discuss with the accountants their written statement concerning all significant relationships the accountants have with the Corporation to determine whether such relationships could improperly affect the accountants' independence.

Page A-1

     4. Review the performance of the independent accountants and either recommend or approve any discharge of the independent accountants when circumstances warrant.

     5. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

     Internal Controls

     6.   Consider and review with the independent accountants and management:

       (a) The adequacy of the company's internal controls including computerized information system controls and security.

       (b) Any related significant findings and recommendations of the independent accountants together with management's responses thereto.

     Financial Reporting Process

     7. In consultation with the independent accountants, review the adequacy of the organization's financial reporting processes, both internal and external.

     8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

     10.  Prepare a Committee report to the stockholders.

     Systems and Conflicts

     11. Establish systems for management and the independent accountants to report to the Committee any significant judgments made in management's preparation of the financial statements and the appropriateness of such judgments.

     12. Following the completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement between management and the independent accountants with regard to the preparation of the financial statements.

     14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.


                                     * * *

                                                                        Page A-2

                                   APPENDIX B

                           REPORT OF AUDIT COMMITTEE


In connection with the fiscal 2000 audit, during fiscal 2000 the Audit Committee held one meeting. The Audit Committee has (i) reviewed and discussed the audited financial statements with the Company's management, (ii) discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards 61 (as modified or supplemented), (iii) received the written disclosures and the letter from Deloitte & Touche, LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented) and discussed with Deloitte & Touche LLP its independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2000.


/s/ Heath Paley             /s/ Diane Balcom            /s/ Kenneth Moyes
----------------------      ------------------------    --------------------

Page B-1

                       INTERNATIONAL ELECTRONICS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John Waldstein with full power of substitution, as the true and lawful attorney in fact and proxy for the undersigned to vote all shares of common stock of International Electronics, Inc. (the "Company") which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at the offices of Cohan, Rasnick, Myerson & Marcus, LLP, One State Street, Boston, Massachusetts 02109, at 10:00 a.m. on March 29, 2001 or any adjournment thereof, such proxy being directed to vote as specified on the reverse on the election of directors and being authorized to vote in his own discretion for each proposal as to which a specified vote is not directed. The above named proxy is directed to vote all of the undersigned's shares as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEE AND FOR THE PROPOSAL.

                (Continued and to be signed on the other side.)

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Special Meeting of Shareholders
                        INTERNATIONAL ELECTRONICS, INC.

                                March 29, 2001



                                     .    Please Detach and Mail in the Envelope Provided    .
-----------------------------------------------------------------------------------------------------------------------------------

A  [X] Please mark your
       votes as in this
       example.

                              WITHHOLD
                      FOR    AUTHORITY                                                                           FOR AGAINST ABSTAIN
1. To elect a Class 1 [_]       [_]      Nominee:                              2.  To consider and act upon such [_]   [_]     [_]
   Director to serve                     Heath Paley                               other business or further
   for 3 years and                         Class 1 Director to serve 3 years       business as may properly come
   until his successor is chosen                                                   before the meeting.
   and qualified.
                                                                                   Management recommends a vote
                                                                                   FOR this action.

                                                                                   Management knows of no other matters that may
                                                                           properly be, or which are likely to be, brought before
                                                                           the meeting. However, if any other matters are properly
                                                                           brought before the meeting, the person named in this
                                                                           Proxy or his substitute will vote in accordance with his
                                                                           best judgment.

                                                                           Please mark, sign, date and return the proxy card
                                                                           promptly using the enclosed envelope.



Signature of Shareholder _______________________________ Signature of Shareholder _____________________________ Date ______________

IMPORTANT: Please date this Proxy and sign Proxy exactly as your name appears hereon. If shares are held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign and their titles.

-----------------------------------------------------------------------------------------------------------------------------------